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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  May 18, 2000


                     STRUCTURED ASSET SECURITIES CORPORATION
                     ---------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

 DELAWARE                           333-49129-05             74-2440858
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(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)             Identification No.)


 200 VESEY STREET, NEW YORK, NEW YORK                        10285
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(Address of Principal Executive Offices)                     (Zip Code)
Registrant's telephone number, including area code (212) 526-7000

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

         On May 18, 2000, a single series of certificates, entitled LB-UBS Commercial Mortgage Trust 2000-C3, Commercial Mortgage Pass-Through Certificates, Series 2000-C3 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), entered into by and among Structured Asset Securities Corporation (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Certain classes of the Certificates, designated as Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G and Class X (collectively, the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-49129) and sold to Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. (collectively, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") between the Registrant and the Underwriters. The Underwriting Agreement is attached hereto as
Exhibit 1.1. Certain of the mortgage loans backing the Underwritten Certificates were acquired by the Depositor from UBS Principal Finance LLC ("UBSPF" pursuant to a Mortgage Loan Purchase Agreement, dated as of May 9, 2000 (the "UBS/Depositor Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by UBSPF to the Registrant with respect to the mortgage loans sold by it to the Registrant. Similar representations and warranties have been made by the Registrant in the Pooling and Servicing Agreement with respect to the other mortgage loans backing the Underwritten Certificates. The UBS/Depositor Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

         Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION:

         Not applicable.

(c) EXHIBITS:

Exhibit No.       Description

1.1 Underwriting Agreement, dated as of May 9, 2000, among Structured Asset Securities Corporation as seller and Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of May 11, 2000, among Structured Asset Securities Corporation as depositor, First Union National Bank as master servicer, Lennar Partners, Inc. as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1 Mortgage Loan Purchase Agreement, dated as of May 9, 2000, between UBS Principal Finance LLC as seller and Structured Asset Securities Corporation as purchaser.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  May 31, 2000


                                          STRUCTURED ASSET SECURITIES
                                              CORPORATION


                                              By:     /s/ Mary Pat Archer
                                                 -------------------------------

                                                   Name:  Mary Pat Archer
                                                   Title: Senior Vice President

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                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

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

EXHIBIT NO.                                                                           PAGE NO.
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
1.1               Underwriting Agreement, dated as of May 9, 2000, among
                  Structured Asset Securities Corporation, as seller and Lehman
                  Brothers Inc., Morgan Stanley & Co. Incorporated and Deutsche
                  Bank Securities Inc. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of May 11, 2000, among Structured Asset Securities Corporation as depositor, First Union National Bank as master servicer, Lennar Partners, Inc. as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1 Mortgage Loan Purchase Agreement, dated as of May 9, 2000, between UBS Principal Finance LLC as seller and Structured Asset Securities Corporation as purchaser.

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